UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 2, 2010

Cycle Country Accessories Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-68570	42-1523809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 38th Avenue West

Spencer, Iowa 51301

(Address of principal executive offices, including zip code)

(712) 262-4191

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 2, 2010, the registrant issued a press release announcing that it had complied with the requirements of the Plan of Compliance (the “Plan”) that it was operating under with the approval of the NYSE Amex LLC (the “Exchange”).  To complete the Plan, On May 20, 2010, the company filed its Form 10-K for the year ended September 30, 2009, and on May 28, 2010, the company filed its Forms 10-Q for the fiscal quarters ending December 31, 2009 and March 31, 2010.

The company also announced that, just prior to filing these reports, it had received a letter (the “Notice”) from the Exchange on May 26, 2010 which stated that Cycle Country has been granted an extension of time to complete the Plan  that was previously submitted by the Company to the Exchange.   This Plan was previously announced by the Company in its current report filed on Form 8-K with the SEC on March 5, 2010 and its current report on filed on Form 8-K on April 27, 2010 extending that deadline to May 17, 2010.  The Exchange had previously granted Cycle Country until April 14, 2010 to complete its Plan.  Cycle Country was unable to complete the filings by the earlier date and requested an additional extension.  In addition, the Exchange’ Notice stated that Cycle Country’s failure to timely file the Form 10-Q for the second fiscal quarter ended March 31, 2010 was an additional instance of non-compliance with the continued listing standards of the Exchange.

The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item. 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
No.	Description

99.1	Press release issued on June 2, 2010 regarding the Notice from NYSE Amex LLC regarding continued listing requirements.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

This report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” and “should” are intended to identify forward-looking statements. All statements addressing operating performance, events, or developments that the Company expects or anticipates will occur in the future, including statements relating to sales growth, earnings or earnings per share growth, and market share, as well as statements expressing optimism or pessimism about future operating results or other outcomes contain forward-looking statements. These statements speak only as of the date hereof and, by their nature, are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements.  Cycle Country undertakes no obligation to revise or update publicly any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLE COUNTRY ACCESSORIES CORP.

By:	/s/ Robert Davis
Robert Davis
Interim Chief Financial Officer

Date: June 2, 2010